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                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K/A

                    AMENDMENT NO. 1 TO CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Amending report filed May 30, 1997 (May 15, 1997)
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                Date of Report (Date of earliest event reported)


                      Laidlaw Environmental Services, Inc.
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             (Exact name of Registrant as specified in its charter)


          Delaware                   1-8368                  51-0228924
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(State or other jurisdiction)     (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)


   1301 Gervais Street, Columbia, South Carolina               29201
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     (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code: (803)933-4200


                      Rollins Environmental Services, Inc.
                  One Rollins Plaza, Wilmington, Delaware 19803
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         (Former name or former address, if changed since last report.)






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a).  Financial statements of businesses acquired.
The required accounting acquirer's audited consolidated balance sheets as August 31, 1995 and 1996, and the audited consolidated statements of income and cash flows for the fiscal years ended August 31, 1994, 1995, and 1996, are included in the Registrant's Definitive Proxy Statement on Form DEF 14A, which is incorporated by reference as Exhibit 99.2 to this Current Report. The unaudited interim financial statements of the accounting acquirer as of, and for the nine months ended May 31, 1997, are incorporated by reference from the Registrant's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on July 15, 1997, which is incorporated by reference as Exhibit 99.3 to this Current Report.


(b).  Pro forma financial information.
No pro forma condensed balance sheet is required as a result of the transaction being reflected in the Registrant's consolidated balance sheet as of May 31, 1997, in its Quarterly Report on Form 10-Q filed July 15, 1997.

The pro forma condensed statement of operations of the accounting acquirer for the nine months ended May 31, 1997, are incorporated by reference from the Registrant's Quarterly Report on Form 10-Q filed July 15, 1997, which is incorporated by reference as Exhibit 99.3 to this Current Report.




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(c).  Exhibits

Exhibit
Number      Description
------      -----------

99.1       Registrant's press release dated May 15, 1997

99.2       Registrant's Definitive Proxy Statement on
             Form DEF 14A, filed with the Securities and Exchange Commission on May 1, 1997, and incorporated herein by reference.

99.3       Registrant's Quarterly Report on Form 10-Q, filed with the
             Securities and Exchange Commission on July 15, 1997, and incorporated herein by reference.







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                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Laidlaw Environmental Services, Inc.
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                                        (Registrant)



Date:  July 28, 1997         By:            /s/ Henry H. Taylor
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                                                Henry H. Taylor
                                  Vice President, General Counsel, and Secretary




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